UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(1)	Effective July 14, 2005, Net 1 UEPS Technologies, Inc.’s Board of Directors appointed Mr. Paul Edwards as a Non-Executive Director of the Company.

(2)	None.

(3)	Mr. Edwards will serve on the audit committee and the corporate governance and nominating committee.

(4)	None.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

99.1	Press Release, dated July 14, 2005, announcing appointment of Paul Edwards as a Non-Executive Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.
(Registrant)

Date: July 14, 2005	By:	/s/ Serge Belamant

Serge C.P. Belamant, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 14, 2005, announcing appointment of Paul Edwards as a Non-Executive Director.